EXHIBIT 10.130

                               AMENDMENT NO. 2 TO
                           SECOND AMENDED AND RESTATED
                            CREDIT FACILITY AGREEMENT

            THIS AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT FACILITY AGREEMENT ("Amendment No. 2") is made and entered into as of this 29th day of August, 2003 by and among FINOVA Capital Corporation, a Delaware corporation ("Lender"), Bluegreen Corporation, a Massachusetts corporation ("Parent"), Bluegreen Southwest One, L.P., a Delaware limited partnership ("Bluegreen One"), Bluegreen Southwest Land, Inc., a Delaware corporation ("Bluegreen Land") and Bluegreen Vacations Unlimited, Inc., a Florida corporation ("BVU") (Parent, Bluegreen One, Bluegreen Land and BVU are sometimes collectively referred to as the "Obligors" and individually as an "Obligor").

                                    RECITALS

            A. Lender and Parent are parties to a Second Amended and Restated Credit Facility Agreement dated as of September 14, 1999 as amended by an Amendment No. 1 to Second Amended and Restated Credit Facility Agreement dated as of January 21, 2003 ("Credit Facility Agreement").

            B. Bluegreen One obtained various loans ("BSO Loans") from the Lender pursuant to the Credit Facility Agreement and such loans were guaranteed by Parent and Bluegreen Land and BVU. One or more of the BSO Loans made to Bluegreen One are presently outstanding.

            C. BVU obtained a loan ("BVU Amber Loan") from the Lender pursuant to the Credit Facility Agreement and such loan was guaranteed by Parent, Bluegreen One and Bluegreen Land. The BVI Amber Loan is presently outstanding.

            D. As a Subsidiary of Parent, BVU desires to obtain another loan under the Credit Facility Agreement for the purposes of enabling BVU to purchase the "Bluegreen Property" as defined and provided for in that certain Sale and Purchase Agreement between FCC Resort LLC, a Delaware limited liability company and BVU and dated July 30, 2003 ("Sale Agreement"). As a result thereof, the Credit Facility Agreement must be amended in certain respects.

            NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

            1. Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning as set forth in the Credit Facility

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      Agreement, the specific provisions of which are incorporated herein by reference as if fully set forth herein.

            2. Amendments.

                  2.1 Advance Formula. The definition of the term "Advance Formula for Acquisition/Refinacing Advance" shall be amended to permit, on a one-time basis, an Advance for the acquisition of the Bluegreen Property equal to an aggregate amount not to exceed $6,660,000 (which is 90% of the Buildings Purchase Price and Land Purchase Price (as those terms are defined in the Sale Agreement).

                  2.2. Borrowing Term. The Borrowing Term shall be opened up through September 5, 2003 for the limited purpose of permitting BVU to obtain one advance of the Loan for the purposes of financing the acquisition of the Bluegreen Property. For all other purposes, the Borrowing Term expired on March 31, 2002.

                  2.2 Effect as an Amendment. Other than as specifically set forth in this Amendment No. 2, the remaining terms of the Credit Facility Agreement and the other Loan Documents shall remain in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. In the event of any conflict between the terms and conditions of this Amendment No. 2 and any of the other Loan Documents, the provisions of this Amendment No. 2 shall control. Each reference in the Credit Facility Agreement to "this Agreement" shall be deemed to refer to the Credit Facility Agreement as amended through and including this Amendment No. 2, and each reference in any other Loan Document to the Credit Facility Agreement shall mean the Credit Facility Agreement as amended through and including this Amendment No. 2.

            3. Miscellaneous.

                  3.1 No Waiver. This Amendment No. 2 in no way acts as a waiver by Lender of any breach, default, Event of Default or Incipient Default (whether known or unknown to Lender) or as a release or relinquishment of any of the liens, security interests, rights or remedies securing payment and performance of the Loan Obligations or the enforcement thereof. Nothing contained in this Amendment No. 2 is intended to or shall be construed as relieving any person or entity, whether a party to this Amendment No. 2 or not, of any of such person's or entity's obligations to Lender.

                  3.2 Confirmation of Security Interests. Obligors hereby confirm and agree that Lender's security interest in all the Loan Collateral owned by Obligors or otherwise previously pledged to Lender shall continue to secure the payment of any and all amounts due Lender and the Performance of any and all of Loan Obligations owed to Lender pursuant to the Credit Facility Agreement


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      and any of the Loan Documents, as the same have been or may be amended from time to time.

                  3.3 Representations, Acknowledgments, and Agreements of Obligors. As material inducements to Lender to enter into this Amendment No. 2, and acknowledging Lender's reliance upon the truth and accuracy thereof, Obligors warrant and represent that:

                        3.3.1 The recitals set forth above are true and correct.

                        3.3.2 The BSO Loan and the BVU Amber Loan are just and
            owing.

                        3.3.3 The obligation of Bluegreen One to repay the BSO
            Loan, together the obligations of Parent, Bluegreen Land and BVU to guaranty the BSO Loan, is absolute and unconditional, and there exists no right of set-off or recoupment, counterclaim or defense of any nature whatsoever to payment and Performance of the Loan Obligations arising out of the BSO Loan.

                        3.3.4 The obligation of BVU to repay the BVU Amber Loan,
            together the obligations of Parent, Bluegreen One and Bluegreen Land to guaranty the BVU Amber Loan, is absolute and unconditional, and there exists no right of set-off or recoupment, counterclaim or defense of any nature whatsoever to payment and Performance of the Loan Obligations arising out of the BVU Amber Loan.

                        3.3.5 As of the date hereof, no Obligor is the subject
            of a pending bankruptcy proceeding, and Obligors are not aware of any threatened bankruptcy proceeding against them, nor are they presently contemplating filing such a proceeding.

                        3.3.6 There are no proceedings pending, threatened
            against, or affecting any Obligor in any court, before any governmental authority, or arbitration board or tribunal which may now or in the future materially adversely affect any Obligor, except as have previously been disclosed to Lender in writing in accordance with the Loan Documents.

                        3.3.7 All of the representations and warranties of the
            Obligors contained in the Credit Facility Agreement and the other Loan Documents (as the same may have been modified or supplemented by, and giving effect to, the reports and disclosures provided to Lender by Obligors subsequent to the date of the Credit Facility Agreement), are true and correct, in all material respects, as of the date hereof and, as so modified or supplemented, are hereby reaffirmed and ratified.


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                        3.3.8 This Amendment No. 2 and the documents and
            instruments executed in connection herewith have been authorized by all necessary action and, when executed, will be the legal, valid and binding obligations of the Obligors, enforceable against the Obligors in accordance their respective terms.

                        3.3.9 Obligor's execution, delivery and performance of
            this Amendment No. 2 do not and will not (i) violate any law, rule, regulation or court order to which any Obligor is subject; (ii) conflict with or result in a breach of any Obligor's organizational documents or any agreement or instrument to which any Obligor is party or by which it or its properties are bound, or (iii) result in the creation or imposition of any lien, security interest or encumbrance on any property of an Obligor, whether now owned or hereafter acquired, other than liens in favor of Lender.

                        3.3.10 Obligors acknowledge that they have consulted
            with counsel and with such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Amendment No. 2. This Amendment No. 2 shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Amendment No. 2 or any part hereof to be drafted.

            4. Release of all Claims. Obligors hereby release, remise, acquit and forever discharge Lender and Lender's employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date and execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Amendment No. 2, the Credit Facility Agreement and the other Loan Documents (all of the foregoing hereinafter called the "Released Matters"); provided, however, that the foregoing release shall not apply to discharge Lender from any obligations which are expressly imposed upon Lender pursuant to the terms of this Amendment No. 2, the Credit Facility Agreement, or any of the other Loan Documents, as modified through the date hereof or in connection with the Sale Agreement or the other documents executed in connection therewith. Obligors acknowledge that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Obligors represent and warrant to Lender that they have not purported to transfer, assign or otherwise convey any right, title or interest


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of Obligors in any Released Matter to any other person or entity and that the foregoing constitutes a full and complete release of all Released Matters.

            5. Payment of Costs and Expenses. Obligors agree to pay to Lender at closing all costs and expenses, including but not limited to reasonable attorneys' fees and recording costs, incurred by Lender in connection with the preparation and execution of this Amendment No. 2, the agreements pertaining to the Loan to be made to BVU for the acquisition of the Bluegreen Property and the documents prepared or executed in connection herewith or thereafter.

            6. CHOICE OF LAW. THIS AMENDMENT NO. 2 AND ANY DOCUMENTS EXECUTED PURSUANT HERETO, SHALL BE PERFORMED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA.

            7. Entire Agreement. The Loan Documents as modified by this Amendment No. 2 and the documents executed pursuant hereto embody the entire agreement and understanding between Obligors and Lender, and supersede all prior agreements and understandings between said parties relating to the subject matter thereof. The parties each warrant to the other that no promise, inducement, representation, or agreement that has not been expressed herein or is not otherwise set forth in the Loan Documents has been made to them in connection with the deliberations or negotiations leading up to the execution of this Amendment No. 2.

            8. Headings. The headings used in this Amendment No. 2 are used solely for convenience of reference, and do not constitute substantive provisions to be considered in construing the terms hereof.

            9. Counterparts; Telecopy Execution. This Amendment No. 2 may be executed in any number of separate counterparts, each of which, when taken together, shall constitute one and the same agreement, admissible into evidence, notwithstanding the fact that all parties have not signed the same counterpart. Delivery of an executed counterpart of this Amendment No. 2 by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment No. 2. Any party delivering an executed counterpart of this Amendment No. 2 by telefacsimile shall also deliver a manually executed counterpart of this Amendment No. 2, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 2.

                            [SIGNATURE PAGES FOLLOWS]


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            IN WITNESS WHEREOF, these presents are executed as of the date first indicated above.

                                          Bluegreen Corporation, a Massachusetts
                                          corporation

                                          By:   /S/ RANDI TOMPKINS
                                                ------------------------------
                                          Name: RANDI S. TOMPKINS
                                                ------------------------------
                                          Title: V.P.
                                                ------------------------------


                                          Bluegreen Vacations Unlimited, Inc.,
                                          a Florida corporation

                                          By:   /S/ DAVID BIDGOOD
                                                ------------------------------
                                          Name: DAVID BIDGOOD
                                                ------------------------------
                                          Title: V.P.
                                                ------------------------------

                                          Bluegreen Southwest One, L.P.,
                                          a Delaware limited partnership


                                          By: Bluegreen Southwest Land, Inc., a
                                              Delaware corporation, its general
                                              partner

                                          By:   /S/ RANDI TOMPKINS
                                                ------------------------------
                                          Name: RANDI S. TOMPKINS
                                                ------------------------------
                                          Title: V.P.
                                                ------------------------------


                                          Bluegreen Southwest Land, Inc.,
                                          a Delaware corporation

                                          By:   /S/ RANDI TOMPKINS
                                                ------------------------------
                                          Name: RANDI S. TOMPKINS
                                                ------------------------------
                                          Title: V.P.
                                                ------------------------------


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

                                          FINOVA Capital Corporation, a Delaware
                                          corporation

                                          By:   /S/ ROGER SCHROEDER
                                                ------------------------------
                                          Name: ROGER D. SCHROEDER
                                                ------------------------------
                                          Title: VICE PRESIDENT
                                                ------------------------------


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